INVENTORY	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
INVENTORY [Text Block]
NOTE 7 -	INVENTORY

	December 31,
	2025	2024

Work in progress:
Bulk cannabis	$326	$325
Finished goods:
Packaged dried cannabis	3,709	2,605
Other products	233	285

	$4,268	$3,215

During the years ended December 31, 2025, 2024 and 2023, inventory expensed to cost of revenue of cannabis products, including inventory write-off, was $43,351, $44,395 and $36,265, respectively, which included also an amount of $nil, $nil and $984 of non-cash expenses, respectively, related to the changes in fair value of inventory sold or impaired. In addition, during the years ended December 31, 2025, 2024 and 2023, cost of revenue also includes overhead production not allocated to costs of inventory produced and recognized as an expense, as incurred. See also Note 19B below.